UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2023

SmileDirectClub, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39037	83-4505317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Union Street Nashville, Tennessee	37219
(Address of Principal Executive Offices)	(Zip Code)

(800) 686-4010
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol (s)	Name of Each Exchange on Which Registered
Class A common stock, par value $.0001 per share	SDC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.  Bankruptcy or Receivership.

Voluntary Petition for Bankruptcy

On September 29, 2023 (the “Petition Date”), SmileDirectClub, Inc. (the “Company” or “SDC”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”). On the Petition Date, the Company Parties filed a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption “In re: SMILEDIRECTCLUB, INC., et al.”. Certain of the Company’s subsidiaries were not included in the Chapter 11 filing.

The Company Parties continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Company Parties filed with the Bankruptcy Court motions seeking a variety of “first day” relief, including authority to pay certain prepetition claims. In addition, the Company filed with the Bankruptcy Court a motion seeking approval of debtor-in-possession financing. The transactions contemplated by the debtor-in-possession financing are expected to result in a significant or total loss of the Company’s equity value. Trading in the Company’s securities at this time is highly speculative.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2023, the special committee of the board of directors of SDC (the “Special Committee”) approved a Key Employee Retention Plan (the “KERP”) for its Chief Legal Officer and Chief Financial Officer (each, a “Key Employee”). Under the KERP, the Key Employee has received a retention bonus (the “Retention Bonus”) in an amount equal to 50% of such Key Employee’s annual base salary, with the Retention Bonus advanced and prepaid subject to the terms and conditions set forth in such Key Employee’s retention letter, dated September 27, 2023, (each, a “Retention Letter”). The Retention Bonus will vest and become non-forfeitable on the earlier of the Vesting Date (as defined below) or the Key Employee’s Qualifying Termination (as defined below). The Vesting Date is the first to occur of (x) the six-month anniversary of the Retention Letter’s effective date or (y) consummation of a transaction, including but not limited to, a sale of assets, a sale of equity, or a merger, pursuant to which an independent third party acquires control of all of the business and assets of the Company and its direct and indirect subsidiaries. The applicable Key Employee would be required to repay 100% of the after-tax value of the Retention Bonus upon any termination, other than a Qualifying Termination, that occurs before the Vesting Date.

The Retention Letter defines a “Qualifying Termination” as the termination of the Key Employee’s employment prior to the Vesting Date (x) by the Company for a reason other than cause, or (y) due to the Key Employee’s death or disability, in each case, if, and only if, the Key Employee executes a release in full satisfaction of all claims against the Company and its direct and indirect subsidiaries.

The table below shows the Retention Bonus that each Key Employee is entitled to receive under the KERP:

Name	Title	Current Base Salary (in thousands)	Retention Bonus (in thousands)
Susan Greenspon Rammelt	Chief Legal Officer	$700	$350
Troy Crawford	Chief Financial Officer	$600	$300

Item 7.01.  Regulation FD Disclosure.

Press Release

On September 29, 2023, the Company issued a press release in connection with the filing of the Chapter 11 Cases. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent, Kroll, at https://restructuring.ra.kroll.com/SmileDirectClub, 844-626-7278 (U.S. or Canada), or 646-651-1180 (International). The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated therein.

The information furnished in this Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Cleansing Materials

The Company together with its direct and indirect subsidiaries, executed confidentiality agreements (collectively, the “Confidentiality Agreements”) with certain holders (collectively, the “NDA Parties”) of the 0.00% Convertible Senior Notes due 2026 issued by the Company (the “Notes”). These Confidentiality Agreements facilitated the Company’s ability to engage in discussions with the NDA Parties regarding one or more potential transactions involving the Notes (collectively, a “Transaction”). While discussions regarding a potential Transaction remain ongoing, as of the date hereof, the Company and the NDA Parties have not reached an agreement with respect to a potential Transaction.

Pursuant to the Confidentiality Agreements, the Company agreed to publicly disclose certain confidential information previously disclosed to the NDA Parties pursuant to the Confidentiality Agreements (collectively, the “Cleansing Materials”) upon the occurrence of certain events, including if an agreement had not been reached as between the Company and the NDA Parties by October 3, 2023. The Cleansing Materials included as Exhibit 99.2 hereto were prepared as of an earlier date and are being furnished in satisfaction of the Company’s public disclosure obligations under the Confidentiality Agreements.

The information set forth in this Current Report on Form 8-K and the exhibit attached hereto is not an offer to sell or exchange, or solicitation of an offer to buy, any securities, or a solicitation of consents with respect to any securities.

The information set forth in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Information Regarding Projections

The financial projections, prospective financial information and forecasts (collectively, the “Projections”) included in the Cleansing Materials were not prepared with a view towards public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (the “SEC”) or the guidelines established by the American Institute of Certified Public Accountants for the presentation and preparation of “prospective financial information.” The Company generally does not publicly disclose detailed prospective financial information. The Projections were prepared for the internal use of the Company and were provided pursuant to the Confidentiality Agreements for the limited purpose of providing information in connection with the Company’s discussions about a potential Transaction.

The Projections have been prepared by, and are the responsibility of, the Company’s management. The Projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. Neither the Company’s independent registered public accounting firm nor any other independent accountant has audited, reviewed, examined, compiled, or performed any procedures with respect to the Projections and, accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the Projections.

The inclusion of the Projections should not be regarded as an indication that the Company or any other person considered, or now consider, the Projections to be a reliable prediction of future events, and does not constitute an admission or representation by any person that the expectations, beliefs, opinions, and assumptions that underlie such forecasts remain the same as of the date of this Current Report on Form 8-K, and readers are cautioned not to place undue reliance on the prospective financial information.

The estimates and assumptions underlying the Projections are subject to significant economic and competitive uncertainties and contingencies, which are difficult or impossible to predict accurately and many of which are beyond the control of the Company and may not prove to be accurate. The Projections also do not reflect future changes in general business or economic conditions, or any other transaction or event that may occur and that was not anticipated at the time this information was prepared. The Projections are not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the Projections will be achieved. The Projections are forward-looking in nature. Further, the Projections relate to multiple future years and such information by its nature becomes less predictive with each succeeding day. A meaningful amount of time has passed since the Projections were first prepared and as a result, the forward-looking information will likely vary materially from that presented in the Projections.

The above considerations should be taken into account in reviewing the Cleansing Materials, which were prepared as of an earlier date. See “Cautionary Note Regarding Forward-Looking Statements.”

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical facts may be forward-looking statements. Forward-looking statements generally relate to future events and include, without limitation, projections, forecasts and estimates about possible or assumed future results of the Company’s business, financial condition, liquidity, results of operations, plans, and objectives. Some of these statements may include words such as “expects,” “anticipates,” “believes,” “estimates,” “targets,” “plans,” “potential,” “intends,” “projects,” and “indicates.”

Although they reflect the Company’s current, good faith expectations, these forward-looking statements are not a guarantee of future performance, and involve a number of risks, uncertainties, estimates, and assumptions, which are difficult to predict. Some of the factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, the forward-looking statements include, but are not necessarily limited to: the Company’s ability to negotiate and execute a successful Transaction; the finalization of the Company’s quarterly and annual financial statements; completion of standard annual-close processes; the impact of filing the Chapter 11 Cases, including ongoing business and relationships with the Company’s customers, suppliers, vendors, etc.; the Company’s ability to complete a successful marketing process and obtain additional debtor-in-possession financing; the current noncompliance with the minimum bid requirement pursuant to the Nasdaq Listing Rules and the Company’s plans to regain compliance with the rules; the Company’s ability to address the convertible notes that mature in February 2026 and continue as a going concern;; the findings of the Company’s internal investigations; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, and the potential for additional material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures; the termination or modification of current contracts; the duration, severity and impact of the coronavirus pandemic; laws and regulations governing remote healthcare and the practice of dentistry; the Company’s relationships with vendors; and other factors described in the Company’s filings with the Securities and Exchange Commission, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Use of non-GAAP (Adjusted) Financial Measures

The information furnished in the Cleansing Materials includes non-GAAP financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Non-GAAP revenue is defined as GAAP revenue adjusted for the impact of fresh start accounting adjustments. EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments described in the Company’s SEC filings. In addition, the Company believes adjusted EBITDA provides more comparability between its historical results and results that reflect purchase accounting and the Company’s current capital structure. The Company also presents adjusted EBITDA because the Company believes analysts and investors utilize these measures in analyzing its results. Adjusted EBITDA measures the Company’s financial performance based on operational factors that management can impact in the short-term, such as the Company’s pricing strategies, volume, costs and expenses of the organization, and it presents the Company’s financial performance in a way that can be more easily compared to prior quarters or fiscal years. EBITDA and adjusted EBITDA have limitations as analytical tools. EBITDA measures do not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and do not necessarily indicate whether cash flows will be sufficient to fund cash needs. Adjusted EBITDA excludes the impact of earnings or charges resulting from matters that the Company does not consider indicative of its ongoing operations but that still affect its net income. In particular, the Company’s formulation of adjusted EBITDA allows adjustment for certain amounts that are included in calculating net income (loss), however, these are expenses that may recur, may vary and are difficult to predict. In addition, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation.

The Company does not provide a forward-looking reconciliation of certain forward-looking non-GAAP metrics as the amount and significance of special items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful. The Company presents constant currency information to provide a framework to assess how the Company’s underlying businesses performance excluding the effect of foreign currency rate fluctuations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Retention Bonus Letter between SmileDirectClub, Inc. and Susan Greenspon Rammelt dated September 27, 2023.
10.2	Retention Bonus Letter between SmileDirectClub, Inc. and Troy Crawford dated September 27, 2023.
99.1	Press release, dated September 29, 2023.
99.2	Cleansing Materials
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMILEDIRECTCLUB, INC.

Date: September 29, 2023	By: /s/ Troy Crawford
Troy Crawford
Chief Financial Officer